Item 1. Report to Shareholders

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
December 31, 2003

Certified Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

As of 12/31/03

Financial Services Fund                                                 $29,272
S&P 500 Stock Index                                                     $18,053
Lipper Financial Services Funds Index                                   $23,012

                 S&P 500           Lipper Financial        Financial Services
               Stock Index       Services Funds Index             Fund
9/30/96          $10,000                $10,000                  $10,000
12/96             10,833                 11,207                   11,340
12/97             14,448                 16,563                   16,039
12/98             18,577                 17,541                   17,891
12/99             22,485                 16,772                   18,196
12/00             20,438                 21,256                   24,884
12/01             18,009                 19,813                   24,105
12/02             14,029                 17,435                   21,670
12/03             18,053                 23,012                   29,272


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                        Since
                                                                    Inception
Periods Ended 12/31/03                        1 Year     5 Years      9/30/96
--------------------------------------------------------------------------------
Financial Services Fund                       35.08%      10.35%       15.96%
S&P 500 Stock Index                           28.68       -0.57         8.49
Lipper Financial Services Funds Index         31.99        5.58        12.18

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Dear Shareholder,

We are pleased to report that your fund returned 35.08% during the 12 months ended December 31, 2003. The fund outpaced the S&P 500 Stock Index and the Lipper Financial Services Funds Index, as you can see from the table on the previous page. The fund especially benefited from its emphasis on companies that are leveraged to the economy and capital markets.

As you know, the fund's investment objective is to seek long-term growth of capital and a modest level of income. The fund invests at least 80% of net assets in the common stocks of companies in the financial services industry. In addition,the fund may invest in companies deriving substantial revenues (at least 50%) from conducting business with the industry, such as providers of financial software.

[Graphic Omitted]

Major Index Returns
--------------------------------------------------------------------------------

Period Ended 12/31/03

12-Month Return

S&P 500 Stock Index                          29%

S&P MidCap 400 Index                         36%

Russell 2000 Index                           47%

Nasdaq Composite                             50%


The Major Index Returns chart shows how various domestic stock markets performed over the past 12 months. As you can see, domestic stocks registered solid returns, with the technology-heavy Nasdaq Composite and the small-cap Russell 2000 Index showing the best results. Mid-cap stocks also outperformed large-cap stocks, as represented by the S&P 500 Stock Index.

The Industry Diversification table shows how the fund's assets were allocated as of December 31, 2003. Capital markets firms such as brokerage companies and investment managers were the largest industry allocation at 42.3% of net assets, up from 27.0% a year earlier. Our allocation to the insurance industry fell to 14.4% from 31.7% at the end of 2002.


Industry Diversification
--------------------------------------------------------------------------------

                                         Percent of Net Assets
                                        12/31/02      12/31/03
--------------------------------------------------------------------------------
Capital Markets                             27.0%         42.3%
Commercial Banks                            24.9          26.7
Insurance                                   31.7          14.4
Thrifts and Mortgage Finance                 5.8           7.0
Diversified Financial Services               7.0           6.8
Consumer Finance                             1.5           1.9

Historical weightings reflect current industry classification.

The Best and Worst Contributors table shows the holdings that had the largest impact on the fund's results. FleetBoston Financial, which was acquired by Bank of America, J.P. Morgan Chase, and Franklin Resources were the top contributors. Insurance companies lagged, including holdings Berkshire Hathaway and UnumProvident.

Best and Worst Contributors
--------------------------------------------------------------------------------

12 Months Ended 12/31/03

Best Contributors
--------------------------------------------------------------------------------

FleetBoston Financial
J.P. Morgan Chase
Franklin Resources
Merrill Lynch
U.S. Bancorp

Worst Contributors
--------------------------------------------------------------------------------

Investor's Financial Services **
KeyCorp
Berkshire Hathaway
UnumProvident **
Cullen/Frost Bankers **

**   Position eliminated


Finally, I'm sure you are aware that mutual fund companies have recently come under scrutiny for their trading policies. The investigations have led to allegations that executives of several mutual fund companies permitted or engaged in improper mutual fund trading. In addition, certain intermediaries that process fund transactions are alleged to have assisted some investors in executing improper mutual fund trades. I want T. Rowe Price shareholders to know that we emphatically condemn the abuses that have been revealed or alleged against other firms in our industry. Our firm has not entered and will not enter into any agreements with any investors or intermediaries that authorize after-hours trading or excessive short-term trading in any of our funds. T. Rowe Price investors can be assured that our firm unequivocally opposes illegal or inappropriate trading of any nature and has policies and procedures in place designed to protect the best interests of our long-term shareholders. No T. Rowe Price executives or portfolio managers or investment personnel of the T. Rowe Price mutual funds have engaged in any inappropriate trading of T. Rowe Price mutual funds. You may find out more about our trading policies and the steps we take to protect your interests by visiting our Web site (troweprice.com). These policies are also spelled out in your fund's prospectus.

We thank you for your continued support.

Respectfully,

James S. Riepe
Chairman

January 23, 2004

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Financial Highlights             For a share outstanding throughout each period
------------------------------------------------------------------------------

                               Year
                              Ended
                           12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
NET ASSET VALUE

Beginning of period        $  16.75   $  18.84   $  21.38   $  16.12   $  16.82

Investment activities

  Net investment
  income (loss)                0.21       0.15       0.15       0.10       0.10

  Net realized and
  unrealized gain (loss)       5.64      (2.05)     (0.86)      5.80       0.15

  Total from
  investment activities        5.85      (1.90)     (0.71)      5.90       0.25

Distributions

  Net investment income       (0.23)     (0.13)     (0.15)     (0.09)     (0.10)

  Net realized gain           (0.51)     (0.06)     (1.68)     (0.55)     (0.85)

  Total distributions         (0.74)     (0.19)     (1.83)     (0.64)     (0.95)

NET ASSET VALUE

End of period              $  21.86   $  16.75   $  18.84   $  21.38   $  16.12
                           ----------------------------------------------------

Ratios/Supplemental Data

Total return^                 35.08%    (10.10)%    (3.13)%    36.76%      1.70%

Ratio of total expenses
to average net assets          0.97%      1.00%      0.97%      1.00%      1.14%

Ratio of net investment
income (loss) to average
net assets                     1.16%      0.80%      0.69%      0.69%      0.50%

Portfolio turnover rate        50.8%      49.7%      54.8%      32.5%      37.1%

Net assets,
end of period
(in thousands)             $ 371,595  $ 264,542  $ 308,635  $ 337,041  $ 159,031


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report                                      December 31, 2003

Portfolio of Investments (ss.)                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                       ($ 000s)
COMMON STOCKS   99.1%

FINANCIALS   99.1%

Capital Markets   42.3%

Bank of New York                                        408,000         13,513

Charles Schwab                                          705,000          8,347

Eaton Vance                                             132,000          4,837

Franklin Resources                                      303,000         15,774

Goldman Sachs Group                                     105,700         10,436

J.P. Morgan Chase                                       466,000         17,116

Legg Mason                                               67,000          5,171

Lehman Brothers                                         142,000         10,965

Mellon Financial                                        587,400         18,861

Merrill Lynch                                           261,000         15,308

Morgan Stanley                                          299,000         17,303

National Financial Partners                             100,000          2,755

State Street                                            168,500          8,776

Waddell & Reed Financial, Class A                       339,208          7,958

                                                                       157,120

Commercial Banks   26.7%

Abbey National (GBP)                                    585,746          5,552

Boston Private Financial                                147,000          3,652

Citizens Banking                                         88,000          2,879

Comerica                                                322,500         18,079

FleetBoston Financial                                   212,000          9,254

KeyCorp                                                   6,000            176

Royal Bank of Scotland Group (GBP)                      161,939          4,758

Silicon Valley Bancshares *                             100,000          3,607

TCF Financial                                           238,000         12,221

Texas Capital Bancshares *                              150,000          2,169

U.S. Bancorp                                            621,000         18,494

UCBH Holdings                                            82,000          3,196

Wachovia                                                322,000         15,002

                                                                        99,039

Consumer Finance   1.9%

American Express                                         24,000          1,158

First Marblehead *                                       71,000          1,553

Nelnet, Class A *                                        75,000          1,680

SLM Corporation                                          75,300          2,837

                                                                         7,228

Diversified Financial Services   6.8%

Citigroup                                               348,200         16,901

Principal Financial Group                               252,000          8,334

                                                                        25,235

Insurance   14.4%

Ambac                                                    20,200          1,402

American International Group                            155,300         10,293

Axis Capital Holdings                                    85,800          2,512

Berkshire Hathaway, Class A *                                 7            590

China Life Insurance ADR *                               31,055          1,024

Hartford Financial Services                             200,000         11,806

Marsh & McLennan                                         48,000          2,299

Ohio Casualty *                                         462,000          8,020

Prudential                                              194,400          8,120

SAFECO                                                  171,500          6,676

Scottish Annuity & Life                                  45,000            935

                                                                        53,677

Thrifts & Mortgage Finance   7.0%

Fannie Mae                                               11,800            886

Freddie Mac                                             182,500         10,643

MGIC Investment                                         113,000          6,434

Radian Group                                            165,000          8,044

                                                                        26,007

Total Financials                                                       368,306

Total Common Stocks (Cost  $286,759)                                   368,306

SHORT-TERM INVESTMENTS   0.7%

Money Market Fund   0.7%

T. Rowe Price Reserve Investment Fund, 1.13% #        2,711,872          2,712

Total Short-Term Investments (Cost  $2,712)                              2,712

Total Investments in Securities

99.8% of Net Assets (Cost $289,471)                                   $371,018
                                                                      --------

(ss.) Denominated in U.S. dollar unless otherwise noted

#     Seven-day yield

*     Non-income producing

ADR   American Depository Receipts

GBP   British pound

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report                                        December 31, 2003

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
($ 000s)

Assets

Investments in securities, at value (cost $289,471)                 $   371,018

Other assets                                                              1,456

Total assets                                                            372,474

Liabilities

Total liabilities                                                           879

NET ASSETS                                                          $   371,595
                                                                    -----------

Net Assets Consist of:

Undistributed net investment income (loss)                          $        21

Undistributed net realized gain (loss)                                    1,886

Net unrealized gain (loss)                                               81,547

Paid-in-capital applicable to 16,995,635 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         288,141

NET ASSETS                                                          $   371,595
                                                                    -----------

NET ASSET VALUE PER SHARE                                           $     21.86
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                          Year
                                                                         Ended
                                                                      12/31/03
Investment Income (Loss)

Dividend income                                                     $    6,413

Expenses

  Investment management                                                  2,011

  Shareholder servicing                                                    704

  Custody and accounting                                                   100

  Prospectus and shareholder reports                                        67

  Registration                                                              19

  Legal and audit                                                           13

  Directors                                                                  6

  Miscellaneous                                                              5

  Total expenses                                                         2,925

Net investment income (loss)                                             3,488

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             8,447

  Foreign currency transactions                                             (8)

  Net realized gain (loss)                                               8,439

Change in net unrealized gain (loss) on securities                      81,065

Net realized and unrealized gain (loss)                                 89,504

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   92,992
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                             Year
                                                            Ended
                                                         12/31/03      12/31/02
Increase (Decrease) in Net Assets

Operations

  Net investment income                                 $   3,488    $    2,363

  Net realized gain (loss)                                  8,439         4,749

  Change in net unrealized gain or loss                    81,065       (40,667)

  Increase (decrease) in net assets from operations        92,992       (33,555)

Distributions to shareholders

  Net investment income                                    (3,789)       (2,052)

  Net realized gain                                        (8,401)         (945)

  Decrease in net assets from distributions               (12,190)       (2,997)

Capital share transactions *

  Shares sold                                              83,656        86,767

  Distributions reinvested                                 11,654         2,838

  Shares redeemed                                         (69,059)      (97,146)

  Increase (decrease) in net assets from capital
  share transactions                                       26,251        (7,541)

Net Assets

Increase (decrease) during period                         107,053       (44,093)

Beginning of period                                       264,542       308,635

End of period                                           $ 371,595    $  264,542
                                                        ---------    ----------

*Share information

  Shares sold                                               4,334         4,771

  Distributions reinvested                                    552           167

  Shares redeemed                                          (3,687)       (5,526)

  Increase (decrease) in shares outstanding                 1,199          (588)



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the NYSE. Normally, developments that could affect the values of securities that occur between the close of a foreign market and the close of the NYSE will not be reflected in security valuations used by the fund to compute its share price. However, if developments are so significant that they will, in the judgment of the fund, clearly and materially affect security values, such valuations may be adjusted to reflect the estimated fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $24,000 for the year ended December 31, 2003. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are typically declared and paid on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $170,217,000 and $150,427,000, respectively, for the year ended December 31, 2003.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2003 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                               $      5,930,000

Long-term capital gain                                               6,260,000

Total distributions                                           $     12,190,000
                                                              ----------------


At December 31, 2003, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                       $     81,547,000

Undistributed ordinary income                                        1,081,000

Undistributed long-term capital gain                                   826,000

Paid-in capital                                                    288,141,000

Net assets                                                    $    371,595,000
                                                              ----------------

For the year ended December 31, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------

Undistributed net realized gain                                       (668,000)

Paid-in capital                                                        668,000

At December 31, 2003, the cost of investments for federal income tax purposes was $289,471,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $204,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $528,000 for the year ended December 31, 2003, of which $73,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2003, the fund was charged $29,000 for shareholder servicing costs related to the college savings plans, of which $22,000 was for services provided by Price. At December 31, 2003, approximately 2.2% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2003, dividend income from the Reserve Funds totaled $52,000.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 26, 2004

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

Tax Information (Unaudited) for the Tax Year Ended 12/31/03
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

  o $2,519,000 from short-term capital gains,

  o $6,550,000 from long-term capital gains, of which $4,358,000 was subject to the 15% rate gains category, and $2,192,000 to the 20% rate gains category.

For taxable non-corporate shareholders, $6,355,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,161,000 of the fund's income and short-term capital gains qualified for the dividends-received deduction.


Information on Proxy Voting
--------------------------------------------------------------------------------

A description of the policies and procedures that the T. Rowe Price Financial Services Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-225-5132. It also appears in the fund's Statement of Additional Information (Form 485B), which can be found on the SEC's Web site, www.sec.gov.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Certified Annual Report

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Date of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1996

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(4/9/38)                      Resources Corp. (5/00 to present), and Pacific
1996                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(9/21/43)                     Client Services, Marsh Inc.; Managing Director
2003                          and Head of International Private Banking,
                              Bankers Trust; Director, Eli Lilly and Company

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties Trust,
                              Host Marriott Corp., and The Rouse Company

Hubert D. Vos **              Owner/President, Stonington Capital Corp.,
(8/2/33)                      a private investment company
1996

Paul M. Wythes **             Founding Partner, Sutter Hill Ventures, a
(6/23/33)                     venture capital limited partnership, providing
1996                          equity capital to young high-technology companies
                              throughout the United States; Director,
                              Teltone Corp.

* Each independent director oversees 107 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

**    Retired from Board of Directors effective December 31, 2003.

Inside Directors

Name
(Date of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe
(8/15/53)                     Price and T. Rowe Price Group, Inc.
1997
[39]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1996                          President, T. Rowe Price Group, Inc.; Chairman
[107]                         of the Board and Director, T. Rowe Price
                              Global Asset Management Limited, T. Rowe Price
                              Global Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe
                              Price Services, Inc.; Chairman of the Board,
                              Director, President, and Trust Officer, T. Rowe
                              Price Trust Company; Director, T. Rowe Price
                              International, Inc.; Chairman of the Board,
                              Financial Services Fund

M. David Testa, CFA, CIC      Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1996                          Board, Chief Investment Officer, Director, and
[107]                         Vice President, T. Rowe Price Group, Inc.;
                              Chairman of the Board and Director, T. Rowe Price
                              International, Inc.; Director, T. Rowe Price
                              Global Asset Management Limited and T. Rowe Price
                              Global Investment Services Limited; Director and
                              Vice President, T. Rowe Price Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Jeffrey A. Arricale, CPA (4/11/71)      Vice President, T. Rowe Price; formerly
Vice President, Financial               Manager, Assurance, KPMG LLP (to 1999);
Services Fund                           student, The Wharton School, University
                                        of Pennsylvania (to 2001)

Stephen V. Booth (6/21/61)              Vice President, T. Rowe Price, T. Rowe
Vice President, Financial               Price Group, Inc., and T. Rowe Price
Services Fund                           Trust Company

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Financial Services Fund      Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)

D. Kyle Cerminara, CFA (7/27/77)        Employee, T. Rowe Price; formerly
Vice President, Financial               Investment Banking Analyst, Legg Mason
Services Fund                           Wood Walker (to 2000); Analyst, Deutsche
                                        Asset Management (to 1999); student,
                                        University of Maryland (to 1999)

Anna M. Dopkin, CFA (9/5/67)            Vice President, T. Rowe Price and
President, Financial Services Fund      T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (2/10/59)       Vice President, T. Rowe Price, T. Rowe
Vice President, Financial               Price Group, Inc., T. Rowe Price
Services Fund                           International, Inc., and T. Rowe Price
                                        Trust Company

Michael W. Holton (9/25/68)             Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Financial Services Fund

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Financial               Price Group, Inc., T. Rowe Price
Services Fund                           Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe
Secretary, Financial Services Fund      Price and T. Rowe Price Investment
                                        Services, Inc.

Joseph M. Milano, CFA (9/14/72)         Vice President, T. Rowe Price and
Vice President, Financial               T. Rowe Price Group, Inc.
Services Fund

Philip A. Nestico (8/3/76)              Assistant Vice President, T. Rowe Price
Vice President, Financial
Services Fund

Larry J. Puglia, CFA, CPA (8/25/60)     Vice President, T. Rowe Price and
Vice President, Financial               T. Rowe Price Group, Inc.
Services Fund

Robert W. Sharps, CFA (6/10/71)         Vice President, T. Rowe Price and
Vice President, Financial               T. Rowe Price Group, Inc.
Services Fund

William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and
Vice President, Financial               T. Rowe Price Group, Inc.
Services Fund

J. David Wagner, CFA (2/25/74)          Vice President, T. Rowe Price, and
Vice President, Financial               T. Rowe Price Group, Inc.; formerly
Services Fund                           student, Darden Graduate School of
                                        Business Administration, University
                                        of Virginia (to 2000)

Julie L. Waples (5/12/70)               Vice President, T. Rowe Price
Vice President, Financial Services Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2003                  2002
     Audit Fees                              $7,167                $8,871
     Audit-Related Fees                         480                    --
     Tax Fees                                 1,861                 2,148
     All Other Fees                             124                   137

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $719,000 and $671,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     February 20, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     February 20, 2004


By       /s/ Joseph A. Carrier
         Joseph A. Carrier
         Principal Financial Officer

Date     February 20, 2004